Subsequent Events	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent Events
14.	Subsequent Events

On July 13, 2026, the Company completed a consolidation of its issued and outstanding common shares on the basis of one post-consolidation common share for every 6.5 pre-consolidation common shares. Immediately before the consolidation, the Company had 84,335,286 common shares issued and outstanding. Following the consolidation, the Company had approximately 12,974,542 common shares issued and outstanding, subject to adjustments arising from the rounding down of fractional shares. The Company’s common shares continued to trade on the Canadian Securities Exchange under the symbol “LINE.” All weighted-average share and per-share amounts presented in these financial statements have been retrospectively adjusted to reflect the share consolidation (Note 9).